Overview - Additional Information (Details)	12 Months Ended
Mar. 31, 2022
Overview [Abstract]
Name of reporting entity	Infosys Limited
Description of nature of entity's operations and principal activities	Infosys Limited (the “Company” or “Infosys”) provides consulting, technology, outsourcing and next-generation digital services, to enable clients to execute strategies for their digital transformation.
Domicile of entity	India
Address of entity's registered office	Bengaluru, Karnataka, India